SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):      June 23, 1999



                      STATE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



        Wisconsin                   0-18166                    39-1489983
   --------------------       ---------------------        --------------------
     (State or other             (Commission File              (IRS Employer
     jurisdiction of                 Number)                Identification No.)
      incorporation)

                           10708 West Janesville Road
                         Hales Corners, Wisconsin 53130
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (414) 425-1600
                       ----------------------------------
                         (Registrant's telephone number)


                               Page 1 of 4 pages

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 23, 1999, State Financial Services Corporation ("SFSC") completed its acquisition of First Waukegan Corporation, an Illinois corporation ("FWC"). Details of the FWC acquisition were set forth in SFSC's original Form 8-K filed in regard to this transaction on April 6, 1999.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (a) Financial statements of business acquired. SFSC will file an amendment to this Current Report on Form 8-K containing the financial statements of the business acquired not later than September 6, 1999.

         (b) Pro forma financial information, SFSC will file an amendment to this Current Report on Form 8-K containing pro forma financial information not later than September 6, 1999.

         (c) The Exhibits furnished with this Current Report on Form 8-K are listed on the attached Exhibit Index.


                               Page 2 of 4 pages

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STATE FINANCIAL SERVICES CORPORATION


                                         By: /s/Michael A. Reindl
                                             Michael A. Reindl,
                                             Senior Vice President, Controller
                                             and Chief Financial Officer




                               Page 3 of 4 pages

                                  EXHIBIT INDEX

     Exhibit Number             Exhibit Description
     --------------             -------------------

          2.1 Agreement and Plan of Merger, dated as of March 12, 1998, by and between State Financial Services Corporation, FWC Acquisition Corp. and First Waukegan Corporation (incorporated by reference to Exhibit 2.1 to State Financial Services Corporation's Current Report on Form 8-K filed on April 6, 1999).




                               Page 4 of 4 pages